SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2005

R. R. DONNELLEY & SONS COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4694	36-1004130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 South Wacker Drive, Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 326-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

During the first quarter of 2005, the management of R.R. Donnelley & Sons Company (the “Company”) changed the Company’s reportable segments to reflect the new structure of the organization and the manner in which the chief operating decision maker regularly assesses information for decision-making purposes, including the allocation of resources. As a result, the Company’s book, European and Asian operations have been reported in the Publishing and Retail Services segment (previously reported in the Integrated Print Communications segment). The Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 describes the Company’s new segment structure.

The Company recently re-issued its historical financial statements for the three years ended December 31, 2004 and management’s discussion and analysis of financial condition and results of operations for the years ended December 31, 2003 and 2004 to reclassify prior periods to conform to this current reporting structure. The Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 18, 2005 contains the re-issued financial statements and management’s discussion and analysis of financial condition and results of operations.

The Company is furnishing herewith a schedule setting forth with respect to each of its revised segments certain operating income and margin information for each of the four quarters in 2004 and for the twelve months ended December 31, 2004. This schedule shows such information on the basis of generally accepted accounting principles (GAAP) and as adjusted for restructuring, impairment and integration charges. The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to this indicator. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

The information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits.

99.1	Segment GAAP to Non-GAAP Operating Income (Loss) and Margin Reconciliation for Quarterly results by segment for the twelve months ended December 31, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: June 14, 2005	By:	/S/ SUZANNE S. BETTMAN
Suzanne S. Bettman Senior Vice President, General Counsel

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Segment GAAP to Non-GAAP Operating Income (Loss) and Margin Reconciliation for Quarterly results by segment for the twelve months ended December 31, 2004.

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